Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4

Table 1
		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO	LTV	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500 - 524	>65%	$159,757.59	$47,448,004.38	4.91%	8.57%	0.00%	512	41.63%	77.43%
525 - 549	>65%	$163,637.63	$65,945,965.47	6.82%	8.19%	0.00%	536	39.89%	79.80%
550 - 574	>65%	$179,911.21	$97,871,696.58	10.13%	7.55%	0.00%	561	40.75%	82.24%
575 - 599	>70%	$172,543.28	$100,075,104.92	10.35%	7.32%	0.00%	587	40.24%	83.70%
600 - 624	>70%	$175,194.79	$125,965,056.98	13.03%	7.08%	0.00%	612	40.38%	84.80%
625 - 649	>70%	$187,749.08	$123,914,392.78	12.82%	7.02%	0.00%	637	40.37%	84.76%
650 - 674	>80%	$180,605.04	$57,793,613.46	5.98%	7.38%	0.00%	662	40.73%	91.04%
675 - 699	>80%	$182,101.04	$33,688,691.95	3.49%	7.27%	0.00%	686	39.85%	91.42%
700 - 724	>80%	$145,875.16	$13,566,390.34	1.40%	7.58%	0.00%	711	39.90%	92.44%
725 - 749	>85%	$124,481.41	$7,717,847.51	0.80%	7.80%	0.00%	737	42.32%	94.21%
750 - 774	>85%	$162,865.41	$5,048,827.84	0.52%	7.81%	0.00%	763	40.62%	94.35%
775 - 799	>85%	$122,070.47	$1,098,634.23	0.11%	8.38%	0.00%	784	39.38%	93.82%
800 >=	>85%	$99,966.67	$299,900.00	0.03%	6.02%	0.00%	806	28.64%	91.12%
Grand Total:		$174,202.29	$680,434,126.44	70.39%	7.45%	0.00%	604	40.46%	84.47%

FICO	% Single Family	% PUD	% Owner Occ	% FullDoc	% Ltd Doc	% Stated Doc	% Int Only
500 - 524	80.23%	14.03%	97.63%	66.07%	5.92%	28.01%	0.00%
525 - 549	78.13%	13.75%	97.97%	67.47%	5.34%	27.19%	0.00%
550 - 574	84.17%	10.06%	96.93%	59.80%	6.91%	33.29%	0.30%
575 - 599	79.15%	12.08%	97.05%	61.29%	3.89%	34.82%	14.78%
600 - 624	74.46%	12.64%	95.98%	64.04%	3.89%	32.06%	25.19%
625 - 649	73.06%	12.67%	93.16%	48.91%	5.97%	45.12%	29.19%
650 - 674	71.93%	13.26%	89.16%	39.53%	4.59%	55.88%	26.46%
675 - 699	73.49%	7.83%	87.88%	36.29%	5.55%	58.15%	26.61%
700 - 724	71.39%	4.11%	78.42%	30.33%	10.16%	59.52%	11.35%
725 - 749	66.71%	4.28%	79.44%	36.35%	0.89%	62.77%	12.37%
750 - 774	62.97%	6.02%	72.43%	15.70%	11.63%	72.67%	10.71%
775 - 799	62.73%	15.96%	95.25%	9.75%	0.00%	90.25%	0.00%
800 >=	100.00%	0.00%	100.00%	88.83%	0.00%	11.17%	58.52%
Grand Total:	76.54%	11.90%	94.38%	55.87%	5.27%	38.86%	16.23%

Table 2
		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV	DTI	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
<= 59	>50	$165,403.60	$9,593,408.94	0.99%	6.96%	0.00%	591	52.63%	49.82%
60 - 64	>50	$214,663.23	$6,869,223.30	0.71%	6.95%	0.00%	569	52.99%	62.74%
65 - 69	>50	$178,805.98	$6,258,209.34	0.65%	6.86%	0.00%	595	52.79%	67.41%
70 - 74	>50	$199,775.28	$9,788,988.92	1.01%	7.06%	0.00%	567	52.46%	72.23%
75 - 79	>50	$217,534.28	$9,353,973.93	0.97%	6.93%	0.00%	575	52.79%	75.64%
80 - 84	>50	$189,573.75	$2,654,032.47	0.27%	6.45%	0.00%	591	52.29%	80.68%
85 - 89	>50	$196,651.75	$5,112,945.49	0.53%	7.24%	0.00%	583	52.42%	85.90%
90 - 94	>50	$204,644.91	$4,706,832.91	0.49%	6.83%	0.00%	600	51.80%	90.00%
95 - 99	>50	$128,060.00	$640,300.00	0.07%	6.71%	0.00%	654	51.16%	95.00%
100 >=	>50	$48,337.99	$193,351.94	0.02%	10.81%	0.00%	628	51.33%	100.00%
Grand Total:		$190,904.04	$55,171,267.24	5.71%	6.96%	0.00%	582	52.56%	70.73%

LTV	% Single Family	% PUD	% Owner Occ	% FullDoc	% Ltd Doc	% Stated Doc	% Int Only
<= 59	77.16%	7.84%	97.71%	54.82%	9.21%	35.97%	0.00%
60 - 64	81.86%	14.33%	96.99%	81.55%	0.00%	18.45%	2.10%
65 - 69	85.69%	8.49%	100.00%	69.41%	5.18%	25.41%	0.00%
70 - 74	87.15%	3.02%	95.75%	74.52%	3.19%	22.29%	0.00%
75 - 79	84.53%	8.00%	100.00%	63.21%	12.94%	23.85%	3.21%
80 - 84	64.03%	22.04%	100.00%	65.92%	28.89%	5.18%	9.85%
85 - 89	94.76%	5.24%	94.58%	82.28%	3.49%	14.23%	13.88%
90 - 94	81.91%	18.09%	98.85%	91.40%	6.98%	1.63%	22.18%
95 - 99	77.45%	22.55%	100.00%	86.35%	13.65%	0.00%	32.64%
100 >=	100.00%	0.00%	100.00%	82.94%	0.00%	17.06%	0.00%
Grand Total:	83.22%	9.35%	97.87%	71.38%	7.42%	21.20%	4.84%

Table 3
		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI	FICO	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
20 - 24	<525	$122,450.51	$1,836,757.71	0.19%	8.09%	0.00%	515	22.87%	70.75%
25 - 29	<550	$131,653.90	$11,058,927.94	1.14%	8.45%	0.00%	526	27.50%	72.16%
30 - 34	<575	$153,431.28	$25,929,887.07	2.68%	8.09%	0.00%	541	32.37%	75.86%
35 - 39	<600	$163,660.17	$60,881,583.65	6.30%	7.75%	0.00%	559	37.51%	77.28%
40 - 44	<625	$175,312.47	$109,920,915.65	11.37%	7.53%	0.00%	574	42.46%	79.09%
45 - 49	<650	$187,564.11	$202,756,804.27	20.98%	7.44%	0.00%	586	47.71%	80.94%
50 - 54	<675	$193,295.56	$50,643,436.70	5.24%	7.04%	0.00%	576	52.33%	71.30%
55 - 99	<700	$189,001.17	$2,646,016.37	0.27%	6.39%	0.00%	587	56.57%	70.09%
Grand Total:		$177,467.35	$465,674,329.36	48.18%	7.51%	0.00%	574	44.26%	78.38%

DTI	% Single Family	% PUD	% Owner Occ	% FullDoc	% Ltd Doc	% Stated Doc	% Int Only
20 - 24	76.32%	7.89%	100.00%	38.60%	24.39%	37.01%	0.00%
25 - 29	80.45%	11.62%	96.86%	78.11%	7.14%	14.74%	0.00%
30 - 34	80.13%	12.69%	94.31%	59.23%	6.22%	34.55%	1.12%
35 - 39	82.28%	12.62%	96.22%	57.26%	3.48%	39.25%	3.77%
40 - 44	79.36%	10.62%	97.34%	61.54%	3.09%	35.37%	12.78%
45 - 49	73.98%	13.48%	96.96%	57.05%	4.69%	38.26%	13.07%
50 - 54	83.38%	9.05%	98.23%	71.65%	6.24%	22.10%	4.86%
55 - 99	66.81%	28.04%	89.53%	75.28%	12.62%	12.09%	0.00%
Grand Total:	77.82%	12.18%	96.91%	60.38%	4.59%	35.03%	9.79%

Table 4
LIMITED AND		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
STATED DOC	Loan #	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
500 - 524	119	$172,036.06	$20,472,291.27	2.12%	9.16%	0.00%	513	39.77%	71.80%
525 - 549	153	$185,884.12	$28,440,270.10	2.94%	8.74%	0.00%	536	41.78%	73.52%
550 - 574	226	$209,187.73	$47,276,428.01	4.89%	7.72%	0.00%	561	39.75%	76.21%
575 - 599	231	$204,396.44	$47,215,578.54	4.88%	7.62%	0.00%	587	39.89%	79.48%
600 - 624	262	$221,813.05	$58,115,018.30	6.01%	7.34%	0.00%	612	39.98%	79.76%
625 - 649	348	$207,730.68	$72,290,276.93	7.48%	7.23%	0.00%	637	40.51%	81.94%
650 - 674	417	$205,241.34	$85,585,637.26	8.85%	7.19%	0.00%	662	41.44%	83.00%
675 - 699	233	$215,109.74	$50,120,569.95	5.19%	7.03%	0.00%	686	40.03%	83.35%
700 - 724	148	$207,045.16	$30,642,683.63	3.17%	7.09%	0.00%	712	40.77%	82.59%
725 - 749	82	$185,641.33	$15,222,589.38	1.57%	7.23%	0.00%	736	41.27%	84.73%
750 - 774	49	$245,380.47	$12,023,643.12	1.24%	7.03%	0.00%	761	40.84%	84.99%
775 - 799	18	$232,487.97	$4,184,783.49	0.43%	7.02%	0.00%	785	38.48%	80.44%
800 - 824	3	$135,910.16	$407,730.48	0.04%	7.30%	0.00%	808	27.73%	81.64%
Grand Total:	2289	$206,202.49	$471,997,500.46	48.83%	7.46%	0.00%	632	40.49%	80.44%

LIMITED AND
STATED DOC	% Single Family	% PUD	% Owner Occ	% FullDoc	% Ltd Doc	% Stated Doc	% Int Only	%CA	%NY	%FL
500 - 524	79.55%	14.45%	93.33%	0.00%	16.58%	83.42%	0.00%	35.12%	2.66%	4.23%
525 - 549	81.15%	8.69%	97.77%	0.00%	14.03%	85.97%	0.00%	39.15%	6.27%	15.34%
550 - 574	80.86%	11.33%	96.28%	0.00%	14.93%	85.07%	0.61%	37.35%	6.81%	10.29%
575 - 599	76.34%	10.54%	97.74%	0.00%	10.11%	89.89%	3.30%	38.16%	7.47%	9.71%
600 - 624	74.40%	8.41%	96.01%	0.00%	10.04%	89.96%	23.81%	45.43%	10.12%	12.44%
625 - 649	74.57%	10.28%	94.84%	0.00%	10.89%	89.11%	26.78%	46.08%	5.45%	10.45%
650 - 674	70.73%	13.70%	93.47%	0.00%	8.02%	91.98%	32.07%	45.76%	5.79%	8.75%
675 - 699	70.11%	12.95%	95.53%	0.00%	7.74%	92.26%	27.93%	41.99%	8.50%	6.91%
700 - 724	68.34%	11.61%	89.59%	0.00%	4.50%	95.50%	16.64%	59.03%	7.50%	2.16%
725 - 749	65.52%	10.92%	91.87%	0.00%	4.74%	95.26%	25.55%	56.70%	7.98%	6.68%
750 - 774	71.17%	2.53%	92.29%	0.00%	4.89%	95.11%	17.31%	54.84%	4.32%	3.54%
775 - 799	69.40%	4.19%	79.85%	0.00%	4.77%	95.23%	0.00%	27.97%	20.74%	7.42%
800 - 824	100.00%	0.00%	49.42%	0.00%	0.00%	100.00%	0.00%	50.58%	0.00%	0.00%
Grand Total:	73.99%	11.01%	94.68%	0.00%	9.86%	90.14%	18.55%	44.20%	6.99%	9.07%

Table 5
		Wtd Avg	Total	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
Interest Only	Loan #	Current Balance	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV
550 - 574	1	$290,674.63	$290,674.63	0.03%	6.50%	0.00%	564	32.13%	85.00%
575 - 599	64	$242,444.73	$15,516,463.03	1.61%	6.82%	0.00%	590	41.03%	82.98%
600 - 624	140	$252,692.43	$35,376,940.02	3.66%	6.83%	0.00%	611	40.63%	82.31%
625 - 649	147	$259,351.64	$38,124,690.96	3.94%	6.79%	0.00%	637	40.24%	83.67%
650 - 674	142	$297,464.25	$42,239,923.38	4.37%	6.67%	0.00%	662	41.45%	83.20%
675 - 699	71	$296,327.74	$21,039,269.45	2.18%	6.56%	0.00%	685	39.29%	83.46%
700 - 724	26	$278,614.23	$7,243,969.95	0.75%	6.48%	0.00%	712	39.30%	81.83%
725 - 749	21	$250,422.53	$5,258,873.21	0.54%	6.90%	0.00%	738	40.62%	82.57%
750 - 774	13	$269,057.34	$3,497,745.43	0.36%	6.34%	0.00%	760	40.80%	80.14%
775 - 799	1	$156,450.00	$156,450.00	0.02%	5.85%	0.00%	778	36.82%	70.00%
800 - 824	1	$175,500.00	$175,500.00	0.02%	5.50%	0.00%	808	17.31%	90.00%
Grand Total:	627	$269,410.69	$168,920,500.06	17.48%	6.72%	0.00%	649	40.52%	82.99%

Interest Only	% Single Family	% PUD	% Owner Occ	% FullDoc	% Ltd Doc	% Stated Doc	% Int Only	%CA	%NY	%FL
550 - 574	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%
575 - 599	80.88%	15.48%	100.00%	89.95%	5.89%	4.16%	100.00%	57.56%	0.00%	5.95%
600 - 624	82.02%	11.59%	100.00%	60.88%	3.18%	35.93%	100.00%	64.55%	0.00%	6.52%
625 - 649	70.05%	14.90%	100.00%	49.22%	7.41%	43.36%	100.00%	64.53%	1.23%	4.96%
650 - 674	75.51%	15.95%	99.37%	35.02%	8.77%	56.21%	100.00%	70.25%	1.35%	8.34%
675 - 699	81.58%	8.92%	100.00%	33.45%	4.97%	61.57%	100.00%	73.51%	0.00%	3.62%
700 - 724	72.27%	6.96%	97.27%	29.63%	0.00%	70.37%	100.00%	87.63%	0.00%	0.00%
725 - 749	72.88%	18.54%	100.00%	26.05%	0.00%	73.95%	100.00%	62.40%	4.93%	0.00%
750 - 774	79.94%	0.00%	100.00%	40.51%	0.00%	59.49%	100.00%	57.58%	0.00%	0.00%
775 - 799	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%
800 - 824	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Grand Total:	76.76%	13.19%	99.73%	48.16%	5.69%	46.14%	100.00%	66.98%	0.77%	5.74%

Credit Suisse First Boston 11 Madison Avenue New York, New York 10010 www.csfb.com 4/14/2005 14:04

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